SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 9, 2003

MERCK & CO., Inc.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

1-3305	22-1109110

(Commission File Number)	(I.R.S. Employer Identification No.)

One Merck Drive, PO Box 100, Whitehouse Station, NJ 08889-0100

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (908)423-1000

Item 5. Other Events

Incorporated by reference is a press release issued by the Registrant on January 9, 2003, attached as Exhibit 99, regarding the Registrant’s announcement that it plans to launch a tender offer to purchase the remaining 49 percent of the common shares of Banyu Pharmaceutical Co., Ltd. that it does not already own.

Item 7. Financial Statements and Exhibits

(c)	Exhibits

Exhibit 99	Press release issued January 9, 2003	Filed with this document

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCK & CO., INC.

Date: January 10, 2003	By:	/s/ Debra A. Bollwage
DEBRA A. BOLLWAGE Assistant Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99	Press release issued January 9, 2003